                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No. ___)

Filed by the Registrant  /X/

Filed by a Party other than the Registrant  / /

Check the appropriate box:
/ /  Preliminary Proxy Statement    / /  Confidential, for Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                      Renaissance Entertainment Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5)  Total fee paid:

--------------------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

--------------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3)  Filing Party:

--------------------------------------------------------------------------------

     (4)  Date Filed:

--------------------------------------------------------------------------------

                      RENAISSANCE ENTERTAINMENT CORPORATION
                               275 Century Circle
                                    Suite 102
                           Louisville, Colorado 80027

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD DECEMBER 5, 2000


     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Renaissance Entertainment Corporation, a Colorado corporation (the "Company"), will be held on Tuesday, December 5, 2000, at 10:00 a.m., Mountain Time, at the Company's offices, 275 Century Circle, Suite 102, Louisville, Colorado, for the following purposes:

     1. To elect five nominees to the Board of Directors to serve for a term of one year.

     2. To transact such other business as may properly come before the meeting and any adjournments thereof.

     Only holders of record of common stock of the Company at the close of business on October 27, 2000 will be entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof.

     YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED REPLY ENVELOPE AS PROMPTLY AS POSSIBLE.


                                        BY ORDER OF THE BOARD OF
                                        DIRECTORS



                                        Sue Brophy
                                        Secretary


November 1, 2000

                                 PROXY STATEMENT

                      RENAISSANCE ENTERTAINMENT CORPORATION
                          275 Century Circle, Suite 102
                           Louisville, Colorado 80027

          ANNUAL MEETING OF STOCKHOLDERS, DECEMBER 5, 2000, 10:00 A.M.
             AT 275 CENTURY CIRCLE, SUITE 102, LOUISVILLE, COLORADO

                                     GENERAL

     The enclosed Proxy is solicited by the Board of Directors of Renaissance Entertainment Corporation (the "Company"). Such solicitation is being made by mail and may also be made by directors, officers and employees of the Company. Any Proxy given pursuant to such solicitation may be revoked by the stockholder at any time prior to the voting thereof by so notifying the Company in writing at the above address, attention: Sue Brophy, Secretary, or by appearing in person at the meeting. Shares represented by Proxies will be voted as specified in such Proxies. In the absence of specific instructions, Proxies received by the Board of Directors will be voted (to the extent they are entitled to be voted on such matters): (1) in favor of the nominees for directors named in this Proxy Statement, and (2) in the Proxies' discretion, upon such other business as may properly come before the meeting.

     Votes cast by proxy or in person at the Annual Meeting will be tabulated by the election inspectors appointed for the meeting and will determine whether or not a quorum is present. The election inspectors will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum but as unvoted for purposes of determining the approval of any matter submitted to the stockholders for a vote. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter.

     All of the expenses involved in preparing, assembling and mailing this Proxy Statement and the material enclosed herewith will be paid by the Company. The Company may reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy material to beneficial owners of stock. This Proxy Statement and the Company's Annual Report for the fiscal year ended December 31, 1999 are being mailed to stockholders on or about November 1, 2000.

                                OUTSTANDING STOCK

     Common Stock, $.03 par value ("Common Stock"), of which there were 2,144,889 shares outstanding on the record date, constitutes the only class of outstanding voting securities issued by the Company. Each holder of Common Stock will be entitled to cast one vote in person or by proxy for each share of Common Stock held for the election of directors and for all other matters voted on at the meeting. Only stockholders of record at the close of business on October 27, 2000, will be entitled to vote at the meeting.

     The following table sets forth certain information with respect to the beneficial ownership of the Company's Common Stock, as of October 27, 2000, by:
(i) each of the directors of the Company, (ii) all officers and directors of the Company as a group, and (iii) holders of 5% or more of the Company's Common Stock. Each person has sole voting and investment power with respect to the shares shown, except as noted.

Name and Address                                           Percent of
of Beneficial Owner                   Number of Shares      Class(1)
-------------------                   ----------------     ----------
Charles S. Leavell                         798,666(2)        28.9
275 Century Circle
Louisville, CO 80027

Robert M. Geller                           104,333(3)         4.6

Sanford L. Schwartz                         39,870(4)         1.8

Thomas G. Brown                              5,000(5)         0.2

J. Stanley Gilbert                         590,287(6)        21.8

All Directors & Officers as a Group      1,566,156(7)        44.9
(7 Persons)


(1) Shares not outstanding but deemed beneficially owned by virtue of the individual's right to acquire them as of October 27, 2000, or within 60 days of such date, are treated as outstanding when determining the percent of the class owned by such individual and when determining the percent owned by the group.

(2) Includes 176,000 shares of Common Stock held of record by Leavell Management Group, Inc., a controlled corporation of Mr. Leavell who would be deemed to exercise the voting and investment power with respect to the securities held by LMG. 26,667 shares of Common Stock held of record by LMG are subject to an option granted in favor of Mr.

     Leavell. Includes options to purchase 166,000 shares, warrants to purchase 40,000 shares, 20,000 of which are held by Leavell Management Group, Inc, 416,666 shares issuable upon conversion of outstanding convertible notes (83,333 of which are held by Leavell Management Group, Inc). Mr. Leavell disclaims beneficial ownership of the securities held by LMG for purposes of Section 16 under the Exchange Act.

(3) Includes non-qualified options to purchase 82,333 shares of Common Stock and warrants to purchase 22,000 shares.

(4) Includes 870 shares owned by Creative Business Strategies, Inc., a corporation of which Mr. Schwartz is an officer, director and shareholder. Includes non-qualified options to purchase 24,000 shares of Common Stock and warrants (owned by Creative Business Strategies) to purchase 15,000 shares

(5) Includes 5,000 shares of Common Stock held of record by his spouse. Mr. Brown disclaims beneficial ownership of the securities for purposes of
     Section 16 under the Exchange Act.

(6) Includes 5,200 shares of Common Stock held of record and an option to purchase 15,000 shares of Common Stock held by his spouse. Includes warrants to purchase 29,600 shares, options to purchase 140,000 shares and 375,000 shares issuable upon conversion of outstanding convertible notes held by Mr. Gilbert. Mr. Gilbert disclaims beneficial ownership of the securities held by his wife for purposes of Section 16 under the Exchange Act.

(7) Includes 447,333 shares issuable upon exercise of stock options exercisable within 60 days of October 27, 2000 and 114,600 shares issuable upon exercise of warrants exercisable within 60 days of October 27, 2000. Includes 791,666 shares issuable upon conversion of outstanding convertible notes.


                              ELECTION OF DIRECTORS

NOMINATIONS AND ELECTION OF DIRECTORS

     The Company's by-laws provide that the size of the Board of Directors shall be not less than three nor more than nine directors. The Board of Directors has nominated five persons for election as directors. Each of the following nominees has consented to be nominated to serve as a Director of the Corporation. The Proxies granted by the stockholders will be voted at the meeting for the election of the persons listed below as directors of the Company. In the event that one or more of the below named persons shall unexpectedly become unavailable for election (the Company has no knowledge of any such unavailability), votes will be cast pursuant to authority granted by the enclosed proxy for such person or persons as may be designated by the Board of Directors.

                             NOMINEES FOR DIRECTORS
                               Charles S. Leavell
                               Sanford L. Schwartz
                                Robert M. Geller
                                 Thomas G. Brown
                               J. Stanley Gilbert

     Each Director is elected to serve for a term of one year and until the next Annual Meeting of Stockholders or until a successor is duly elected and qualified.

     There were no family relationships among Directors or persons nominated or chosen by the Company to become a Director, nor any arrangements or understandings between any Director and any other person pursuant to which any Director was elected.

DIRECTORS AND EXECUTIVE OFFICERS

Name, position with the Company, age of each Director or officer, and the period during which each Director has served are as follows:

                                                                                                    Director
Name                          Age       Position                                                     Since
----                          ---       --------                                                    --------
Charles S. Leavell             58       Chairman of the Board of Directors, Chief Executive           1993
                                        Officer and Chief Financial Officer

Sanford L. Schwartz            50       Director                                                      1993

Robert M. Geller               47       Director                                                      1994

Thomas G. Brown                55       Director                                                      1999

J. Stanley Gilbert             62       President, Chief Operating Officer, and a Director            1999

Howard Hamburg                 63       Vice President                                                 --

Sue Brophy                     44       Controller and Chief Accounting Officer                        --


     CHARLES S. LEAVELL was elected Chief Executive Officer effective June 20, 1996. From April 1993 to March 31, 1995, he was Chief Executive Officer, and from April 1, 1995 to present he has served as Chairman of the Board of the Company. From 1988 to present, Mr. Leavell has served as President and Chairman of the Board of Leavell Management Group, Inc. and Ellora Corporation. In that capacity, he has acquired, developed, and managed numerous ventures, including the Bristol Renaissance Faire; the 4UR Guest Ranch in Creede, Colorado, a 3,000 acre luxury ranch; and South Meadow, an exclusive 96 unit single family development in Boulder, Colorado. Prior to his affiliation with Leavell Management Group and Ellora Corporation, Mr. Leavell worked with Columbia Pictures in Los Angeles, California, where he was producer of the feature film, "The Quick and the Dead," about Grand Prix automobile racing, and was the executive producer of another film, "Evil Ways," about street gangs in East Los Angeles. Mr. Leavell also produced a rock musical for the stage entitled "Goosebumps." Mr. Leavell currently sits on the Board of Directors of CK Properties, L.C., of El Paso, Texas, which is a real estate development and management corporation with extensive holdings in apartments and office buildings. Mr. Leavell's former affiliations include Board of Directors of the Denver International Film Festival, Denver, Colorado, and Vice-Chair of Colorado Venture Capital Corporation, a regional investment firm.

     SANFORD L. SCHWARTZ has been a Director of the Company since April, 1993. Mr. Schwartz has been a founder, senior executive or director of nine publicly-traded companies over the past twenty years. From 1992 to present, Mr. Schwartz has been the Chairman of Creative Business Strategies, Inc. a business consulting firm.

     ROBERT M. GELLER has been a Director of the Company since April 1, 1994. He served as Chief Financial Officer of Online System Services, Inc., a provider of internet services, from March 1995 to October 1996. Mr. Geller has also served as the President of The Growth Strategies Group, a consulting firm specializing in executive/board services for emerging growth companies since August 1991.

     THOMAS G. BROWN was elected a director of the Company in October 19, 1999. Mr. Brown has been President and Managing Director of Wyndham Capital Corporation, an investment banking and research firm since he founded it in 1996. Mr. Brown was also a co-founder of Ablum, Brown & Company, an investment banking firm specializing in leveraged buyout transactions. He served as its Managing Director from January 1988 until December 1995. Prior to his tenure with Ablum, Brown & Company, Mr. Brown served as principal of several investment management and investment banking firms including seven years as a principal of Deihl, Speyer & Brown, a regional investment banking firm. Mr. Brown is a Chartered Financial Analyst. He also serves as a director of both Ashton Technology Group, Inc. and Mobile P.E.T. Systems Inc.

     J. STANLEY GILBERT became President and Chief Operating Officer in January, 1997 and was elected to the Board of Directors in 1999. In 1996 Mr. Gilbert was a Vice President of the Company and he managed the Bristol Renaissance Faire from 1988 until 1996. Prior to that he worked in the commercial banking field in senior management. Prior to that, he was senior vice president of Cinema America, a film and video production company. Mr. Gilbert was the president of Just in Jest, Inc., an art studio featuring Renaissance and fantasy handmade sculptures, whose works have been displayed in galleries and museums, including the Delaware Museum of Fine Art. Mr. Gilbert has served as a board member of the Kenosha Area Convention and Business Bureau.

     HOWARD HAMBURG was Chief Operating Officer of the Company from April 1, 1994 to June 20, 1996, at which time he was elected a Vice President of the Company.

     SUE BROPHY has been Controller and Chief Accounting Officer of the Company since August, 1995. From 1994 until 1995, Ms. Brophy was employed by Clifton, Gunderson & Co., a public accounting firm in accounting services. Ms. Brophy holds a Bachelor of Arts degree in Biology, a Master of Science degree in Accounting, and has been a licensed CPA since 1995.

     Each Director is elected to serve for a term of one year and until the next Annual Meeting of Shareholders or until a successor is duly elected and qualified.

COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

     During the 1999 fiscal year, three meetings of the Board of Directors were held, including regularly scheduled and special meetings. During fiscal 1999, all directors attended at least 75% of the meetings of the Board of Directors and the committees on which they served. Outside Directors were reimbursed their expenses associated with attendance at such meetings or otherwise incurred in connection with the discharge of their duties as a Director.

     During fiscal 1999, the Company had standing Audit and Compensation Committees of the Board of Directors, but did not have a standing Nominating Committee. The members of the Audit Committee were Robert M. Geller and Charles
S. Leavell. No member of the Audit Committee receives any additional compensation for his services as a member of that Committee. During fiscal 1999, the Audit Committee held two meetings. The Audit Committee is responsible for providing assurances that the financial disclosures made by Management reasonably portray the Company's financial condition, results of operations, plans and long-term commitments. To accomplish this, the Audit Committee oversees the external audit coverage, including the annual nomination of the independent public accountants, reviews accounting policies and policy decisions, reviews the financial statements, including interim financial statements and annual financial statements, together with auditor's opinions, inquiries about the existence and substance of any significant accounting accruals, reserves or estimates made by Management, reviews with Management the Management's Discussion and Analysis section of the Annual Report, reviews the Letter of Management Representations given to the independent public accountants, meets privately with the independent public accountants to discuss all pertinent matters, and reports regularly to the Board of Directors regarding its activities.

     During fiscal 1999, the Compensation Committee consisted of Sanford L. Schwartz and Robert M. Geller. No member of the Compensation Committee receives any additional compensation for his services as a member of that Committee. During fiscal 1999, the Compensation Committee held four formal meetings. The Compensation Committee is responsible for reviewing pertinent data and making recommendations with respect to compensation standards for the Company's executive officers, including the President and Chief Executive Officer, establishing guidelines and making recommendations for the implementation of Management Incentive Compensation Plans, reviewing the performance of the President and CEO, establishing guidelines and standards for the grant of Incentive Stock Options to key employees under the Company's Incentive Stock Plan, and reporting regularly to the Board of Directors with respect to its recommendations.

     Any transactions between the Company and its officers, directors, principal stockholders, or other affiliates have been and will be on terms no less favorable to the Company than could be obtained from unaffiliated third parties on an arms-length basis and will be approved by a majority of the Company's independent, outside disinterested directors.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE ELECTION OF THE NOMINEES FOR DIRECTORS

                             EXECUTIVE COMPENSATION

     The following table sets forth certain information for the Company's fiscal periods ended December 31, 1999, December 31, 1998, and December 31, 1997 regarding compensation earned by or awarded to the Company's chief executive officer and the other executive officers whose total annual salary and bonus exceeded $100,000 (the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                                                       Long Term Compensation
                                                                              --------------------------------------
                                             Annual Compensation                        Awards               Payouts
                                   -----------------------------------------  ---------------------------   --------
                                                                                              Securities      LTIP
                                                               Other Annual    Restricted     Underlying    Options/   All Other
Name and Principal                                             Compensation       Stock        Options      Payouts   Compensation
Position                 Year      Salary ($)     Bonus ($)        ($)        Award(s) ($)   And SARs ($)      ($)         ($)
--------------------     ----      ----------     ---------    ------------   ------------   ------------   --------  ------------
Charles S. Leavell,
Chairman and CEO         1999       $160,000         -0-            -0-            -0-          110,000        -0-        -0-
                         1998        120,000         -0-            -0-            -0-           56,000        -0-        -0-
                         1997         90,000         -0-            -0-            -0-               -0-       -0-        -0-

Howard Hamburg, VP       1999       $ 85,000         -0-            -0-            -0-               -0-       -0-        -0-
                         1998        115,978         -0-            -0-            -0-            5,000        -0-        -0-
                         1997        112,516         -0-            -0-            -0-               -0-       -0-        -0-
J. Stanley Gilbert,
COO and President        1999       $120,000         -0-            -0-            -0-          100,000        -0-        -0-
                         1998         90,000         -0-            -0-            -0-           40,000        -0-        -0-
                         1997         86,839         -0-            -0-            -0-               -0-       -0-        -0-


(1) All executive officers of the Company participate in the Company's group health insurance plan. However, no Named Executive Officer received perquisites and other personal benefits which, in the aggregate, exceeded the lesser of either $50,000 or 10% of the total of annual salary and bonus paid during the respective years.

OPTIONS GRANTED DURING FISCAL 1999

The following table shows option grants during fiscal 1999 to the Named Executive Officers of the Company.

                         Options Granted          Percent of Total         Exercise       Expiration
      Name               in Fiscal 1999           Options Granted           Price           Date
      ----               ---------------          ----------------         --------       ----------
Charles S. Leavell           110,000                     40%                   .58          2004

Howard Hamburg                  0                         0                    N/A           N/A

J. Stanley Gilbert           100,000                     36%                   .53          2004


AGGREGATED OPTION EXERCISES DURING FISCAL 1999 AND FISCAL YEAR-END OPTION VALUES

The following table provides information related to the number and value of options held by the Named Executive Officers as of December 31, 1999. The Company does not have any outstanding stock appreciation rights.

                                                                    Number of        Value of Unexercised
                                                                   Unexercised           In-the-Money
                                                                 Options/SARs at         Option/SARs
                                                   Value            FY-end (#)         at FY-End ($)(1)
                              Shares Acquired     Realized         Exercisable/          Exercisable/
Name                          on Exercise (#)       ($)           Unexercisable         Unexercisable
----                          ----------------    --------       ---------------     --------------------
Charles S. Leavell                  -0-              $-0-        56,000/110,000              0/0

Howard Hamburg                      -0-              $-0-         5,000/0                    0/0

J. Stanley Gilbert                  -0-              $-0-        40,000/100,000              0/0


(1) The value of unexercised options is determined by calculating the difference between the fair market value of the securities underlying the options at fiscal period end and the exercise price of the options.

EMPLOYMENT AGREEMENTS

Effective December 11, 1998 the Company entered into an Employment Agreement with Charles S. Leavell, CEO, and J. Stanley Gilbert, President and COO. The agreements become effective at such time as a change of control (as defined by the acquisition by any individual, entity or group of 30% of more of the then outstanding shares of common stock of the Company or the combined voting power of the then outstanding voting securities of the Company) takes place. These agreements have a term of three years beginning with a change in control of the Company.

DIRECTOR COMPENSATION

During the fiscal year ended December 31, 1999, Directors, other than Mr. Geller, Mr. Schwartz, Mr. Gilbert and Mr. Leavell, received no cash compensation for their services as such, however they were reimbursed for their expenses associated with attendance at meetings or otherwise incurred in connection with the discharge of their duties as Directors of the Company. During July 1997, the Board of Directors authorized the granting of options to outside directors representing the right to acquire up to 8,000 shares (retroactively adjusted for the February 1998 one-for-five reverse stock split) for each year that a director serves on the Board. These options are to be granted in lieu of cash compensation. Directors who are also executive officers of the Company receive no additional compensation for their services as Directors.

GELLER AGREEMENT

Effective April 1, 1994, the Company appointed Robert M. Geller to serve on the Board of Directors' of the Company. As a Director, Mr. Geller receives compensation as outlined in the above section entitled Director Compensation. In addition, Mr. Geller provides consulting services to the company. For these services, Mr. Geller received cash compensation in the amount of $22,950 in 1998 and $35,000 in 1999.

SCHWARTZ COMPENSATION

During 1999, Mr. Schwartz provided consulting services to the Company. He received $37,500 for these services.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Compensation Committee consists of Messrs. Geller, Schwartz and Leavell. Mr. Leavell, who is Chief Executive Officer and a director of the Company, participates in all discussions and decisions regarding salaries, benefits and incentive compensation for all employees of the Company, except discussions and decisions relating to his own salary, benefits and incentive compensation.

                          COMPENSATION COMMITTEE REPORT

GENERAL COMPENSATION PHILOSOPHY

     Currently, the primary elements of the executives' total compensation program are base salary, annual incentives, and long-term incentives. In general, the compensation program promotes a pay-for-performance philosophy by placing a significant portion of total compensation "at risk" while providing compensation opportunities which are comparable to market levels.

     The Company's executive compensation package consists of three main components: (i) base salary; (ii) annual bonuses based on Company performance; and (iii) stock options. The base salary of each of the named executive officers is determined annually after considering the responsibilities and performance of the individual officer.

CEO COMPENSATION

     Charles S. Leavell has been serving as Chief Executive Officer and Chairman since June 20, 1996. In fiscal 1999, Mr. Leavell was compensated in accordance with the factors discussed in General Compensation Philosophy, above.

                           PRICE RANGE OF COMMON STOCK

     Since December 21, 1998, the Company's Common Stock has been traded on the OTC Bulletin Board under the symbol FAIRC. From August 21, 1997 to December 21, 1998, the

Company's Common Stock traded in the Nasdaq Small Cap Market and from September 1, 1995 to August 21, 1997, it traded on the Nasdaq National Market. From December 9, 1996, to January 27, 1998, the Company's Common Stock was also traded on the Philadelphia Stock Exchange. The following table reflects the high and low prices of the Company's Common Stock for each quarterly period of the two most recent calendar years and the subsequent interim quarters retroactively adjusted for a 1-for-5 reverse stock split in February 1998. The prices reflect the high and low sales bid prices. The quotations represent prices between broker-dealers and do not include retail mark-ups and mark-downs or any commission to the broker-dealer and may not reflect prices in actual transactions.

    Calendar Years                            High            Low
    --------------                            ----            ---
         1998
First Quarter ended March 31                 1.625          0.625
Second Quarter ended June 30                 1.12           0.375
Third Quarter ended September 30             1.46           0.437
Fourth Quarter ended December 31             0.937          0.937

         1999
First Quarter ended March 31                 0.9375         0.28
Second Quarter ended June 30                 0.60           0.3984
Third Quarter ended September 30             0.55           0.3594
Fourth Quarter ended December 31             0.375          0.19

         2000
Period ended March 31                        0.4            0.19
Period ended June 30                         0.35           0.20
Period ended September 30                    0.281250       0.156250


     As of September 30, 2000, there were approximately 148 shareholders of record.

                              CERTAIN TRANSCACTIONS

SHORT-TERM NOTES-1998

During the first four months of fiscal 1998, the Company raised $498,000 of short-term capital. These funds were provided by Charles S. Leavell ($100,000), Chairman of the Board of Directors, two directors and two officers of the Company (an aggregate of $198,000) and three other investors. The loans allowed interest at 6% per quarter and were secured by substantially all of the Company's assets other than its real estate. The investors also were granted a five-year warrant to purchase one share of common stock for each $2.50 loaned to the Company at an exercise price of $1.50 per share. These loans were repaid in August of 1998.

SHORT-TERM NOTES-1999

During the first four months of fiscal 1999 the Company raised $500,000 of short-term capital. These funds were provided by Charles S. Leavell ($100,000), Chairman of the Board of Directors, two directors and two officers of the Company (an aggregate of $225,000) and three other investors. The loans provided for interest at 4.5% per quarter and were secured by existing monies and future revenues from the Company's Faires. The investors also were granted a five-year warrant to purchase one share of common stock for each $5.00 loaned to the Company at an exercise price equal to the average closing bid price for the Company's common stock for the five business days immediately preceding the closing of each loan. These loans were retired during July 1999.

12% SUBORDINATED NOTES-2000

During the first six months of fiscal 2000, the Company raised capital in the amount of $575,000 through the issuance of 12% subordinated promissory notes. These funds were provided by Charles S. Leavell ($250,000), Chairman of the Board of Directors, J. Stanley Gilbert ($225,000), Member of the Board of Directors, and one other investor. The notes were issued in units, each unit consisting of two promissory notes of equal principal amounts, identical in nature except that one note is convertible to common stock at a price of $0.30 per share. Interest is due and payable quarterly and the notes mature August 31, 2001.

                          COMPLIANCE WITH SECTION 16(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

     To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal period ended December 31, 1999, all required reports were timely filed.

                              STOCKHOLDER PROPOSALS

     No definitive date for the 2001 Annual Meeting of Stockholders has been established. Qualifying stockholders may submit proposals that are consistent with the Company's By-laws and federal securities laws to the Company for inclusion in the Company's proxy material relating to the 2001 Annual Meeting. The Company must receive such proposals at its business address (set forth at the beginning of this Proxy Statement) a reasonable time before the Company begins to print the proxy materials for the 2001 Annual Meeting.

                                  OTHER MATTERS

     The Board of Directors does not intend to bring before the meeting any business other than as set forth in this Proxy Statement, and has not been informed that any other business is to

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

be presented to the meeting. However, if any matters other than those referred to above should properly come before the meeting, it is the intention of the persons named in the enclosed Proxy to vote such Proxy in accordance with their best judgment.

     Please sign and return promptly the enclosed Proxy in the envelope provided. The signing of a Proxy will not prevent your attending the meeting and voting in person.


Dated: November 1, 2000                 BY ORDER OF THE BOARD OF DIRECTORS


                                        Charles S. Leavell
                                        Chief Executive Officer


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

                      RENAISSANCE ENTERTAINMENT CORPORATION

                                      PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned having duly received the Notice of Annual Meeting and the Proxy Statement dated November 1, 2000, hereby appoints the Chief Executive Officer, Charles S. Leavell, and the President, J. Stanley Gilbert, as proxies (each with the power to act alone and with the power of substitution and revocation) to represent the undersigned and to vote, as designated below, all common shares of Renaissance Entertainment Corporation held of record by the undersigned on October 27, 2000, at the Annual Meeting of Shareholders to be held on December 5, 2000, at 275 Century Circle, Suite 102, Louisville, Colorado, at 10:00 a.m. Mountain Time, and at any adjournment thereof.

1. AUTHORITY TO VOTE FOR ELECTION OF CHARLES S. LEAVELL, SANFORD L. SCHWARTZ, ROBERT M. GELLER, THOMAS BROWN AND J. STANLEY GILBERT TO SERVE AS DIRECTORS. You may withhold authority to vote for a nominee by lining through his name.

     / /  GRANT          / /  WITHHOLD

2. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING

     / /  FOR            / /  AGAINST             / /  ABSTAIN

     This Proxy, when properly executed, will be voted in the manner directed on the Proxy be the undersigned stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE NOMINEES TO THE BOARD LISTED IN PROPOSAL 1 AND FOR PROPOSAL 2.

     Please sign exactly as your name appears on this card. When shares are held by joint tenants, both should sign. If signing as attorney, guardian, executor, administrator or trustee, please give full title as such. If a corporation, please sign in the corporate name by the president or other authorized officer. If a partnership, please sign in the partnership name by an authorized person.



                                        ----------------------------------------
                                        (Signature)


                                        ----------------------------------------
                                        (Signature, if held jointly)


                                        Dated: ___________________________, 2000

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED RETURN ENVELOPE.


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